EXHIBIT 23.

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statements No. 33-64188 and 33-85826.


                                   ARTHUR ANDERSEN LLP



Louisville, Kentucky
October 16, 1998









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